EXHIBIT 4.18
[Translation]

**     This exhibit contains confidential material that has been omitted pursuant to a Confidential Treatment Request. The omitted information has been filed separately with the Securities and Exchange Commission.

Lease Agreement

Crayfish Co., Ltd. (“Crayfish”) and Global Media Online Inc. (“GMO”) (each a “party” and collectively the “parties”) have executed a Basic Outsourcing Agreement (“Basic Outsourcing Agreement”) on September 30, 2002. In connection therewith, the parties have agreed that Crayfish will lease certain equipment, including some equipment which shall be leased free of charge, to GMO pursuant to the terms of this Asset Lease Agreement (“Agreement”). The leased assets subject to this Agreement shall be termed “Leased Assets”.

1.	Purpose

Crayfish shall lease to GMO the Leased Assets pursuant to the following terms.

2.	Leased Assets

The following details of the Leased Assets shall be shown on a separate attached page:

1.	Asset Name

2.	Quantity

3.	Per Unit Lease Amount

4.	Total Lease Amount

5.	Lease Payment Due Date

6.	Lease Term

7.	Location and Method of Delivery of Leased Assets

Notwithstanding the indicated Lease Term, the Lease Term shall be terminated when the asset underlying the Leased Assets has been sold, at which time Crayfish shall deliver to GMO a new list of remaining Leased Assets.

3.	Restricted uses

GMO shall use the Leased Assets only in connection with carrying out its DESKWING outsourcing duties, and shall be prohibited from using the assets for any other purpose.

4.	Location of use

Crayfish shall specify the location at which the Leased Assets shall be used (“Location”). GMO shall use its best efforts to notify Crayfish in advance of a change in the Location.

5.	Limitations on Transfer

GMO shall not lease to, or allow a third party to use the Leased Assets, provided however that in order to carry out its duties under the Outsourcing Agreement, GMO shall be permitted to sub-outsource part of its obligations under the Outsourcing Agreement to a third party with Crayfish’s prior consent. In such case, GMO shall provide to Crayfish a list of the assets to be sub-leased to the third party.

6.	Damages for Delay

In the case that GMO compensates Crayfish for financial loss arising in connection with this Agreement, such past due amounts shall accrue interest at an annual rate of 14.5% per annum from the first past due date until the date such funds have been paid in full.

7.	Termination

A) If a party shall have materially breached this Agreement or shall have taken any of the following actions (“Breaching Party”), the other party may terminate this Agreement in full or in part without giving notice to the Breaching Party and the Breaching Party shall forfeit any profits it may have earned during the remainder of its term to fulfill its obligations, and immediately carry out the remainder of its obligations under this Agreement.

a.	Seizure, provisional seizure, vendue, coercive collection, or other authorized enforcement, arrangement, civil reorganization, reorganization or bankruptcy of a party, or application for the same by a party, or by a third party with respect to a party.

b.	Transfers or resolves to transfer all or a material part of its business.

c.	Notes have become non-transferable or a payment stop has been placed on its checks.

d.	Gone into receivership, or has received notice pursuant to Paragraph 2 of the Law concerning the Provisional Registration of Collateral.

e.	It has received notice from the authorities to cease its operations, revoke its license or business registration.

f.	A party resolves to reduce its capital, discontinue or alter its operations, or dissolve its business for reasons other than merger.

g.	Any action other than the foregoing that is deemed to reasonably justify termination of the Agreement.

B) Any party who terminates the Agreement pursuant to this provision will still be entitled to demand financial damages from the Breaching Party.

8.	Non-Assignment

GMO shall not assign to a third party its rights or obligations under this Agreement.

9.	Costs

The parties shall reasonably discuss how to cover costs incurred in connection with relocating the Leased Assets following the execution of this Agreement.

10.	Other agreements

The parties shall negotiate in good faith regarding the interpretation of this Agreement and other matters concerned hereto even if not stipulated in this Agreement.

11.	Jurisdiction

In case a dispute arises in connection with the Agreement, the Tokyo District Court shall be the agreed court of competent jurisdiction for first trial.

The aforementioned parties shall indicate their agreement to this Agreement by executing this Agreement in duplicate as of the following date.

September 30, 2002.

Kazuhiko Muraki, Representative Director
/s/ Kazuhiko Muraki sealed by stamp
Crayfish Co. Ltd.
2-2-1 Ikebukuro, Toshima-ku, Tokyo

Kumagai Masatoshi, Representative Director
/s/ Kumagai Masatoshi sealed by stamp
Global Media Online Inc.
26-1 Sakuragaokacho, Shibuya-ku, Tokyo

1. Name of Assets
					4. Total monthly
Model Name	Usage	Serial Number	2. Amount	3. Monthly leasing fee	leasing fee	6. Leasing period

**	Software for		1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	JAB034551EB	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	JAB034052S0	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	JAB041540U3	1	**	**	Year 2002	Sept	1	~	Year 2005	Apr.	Month End
	DESKWING
**	Hardware for	JAB044286BW	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	JAB044286BV	1	**	**	Year 2002	Sept	1	~	Year 2005	Nov.	Month End
	DESKWING
**	Hardware for	JAB044387U2	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	JAB044387SD	1	**	**	Year 2002	Sept	1	~	Year 2005	Nov.	Month End
	DESKWING
**	Hardware for	0321020B	1	**	**	Year 2002	Sept	1	~	Year 2004	Dec.	Month End
	DESKWING
**	Hardware for	013A039E	1	**	**	Year 2002	Sept	1	~	Year 2005	Apr.	Month End
	DESKWING
**	Hardware for	013A038F	1	**	**	Year 2002	Sept	1	~	Year 2005	Apr.	Month End
	DESKWING
**	Hardware for	013A0394	1	**	**	Year 2002	Sept	1	~	Year 2005	Apr.	Month End
	DESKWING
**	Hardware for	013A039A	1	**	**	Year 2002	Sept	1	~	Year 2005	Apr.	Month End
	DESKWING
**	Hardware for	949A5167	1	**	**	Year 2002	Sept	1	~	Year 2004	Nov.	Month End
	DESKWING
**	Hardware for	944A3704	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	949A5164	1	**	**	Year 2002	Sept	1	~	Year 2004	Dec.	Month End
	DESKWING
**	Hardware for	022A0C80	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING

1. Name of Assets
					4. Total monthly
Model Name	Usage	Serial Number	2. Amount	3. Monthly leasing fee	leasing fee	6. Leasing period

**	Hardware for	022A0C73	1	**	**	Year 2002	Sept	1	~	Year 2005	Apr.	Month End
	DESKWING
**	Hardware for	949A5299	1	**	**	Year 2002	Sept	1	~	Year 2004	Dec.	Month End
	DESKWING
**	Hardware for	462J034905	1	**	**	Year 2002	Sept	1	~	Year 2005	Sept.	Month End
	DESKWING
**	Hardware for	002M21CD	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	002M21D0	1	**	**	Year 2002	Sept	1	~	Year 2006	Jun.	Month End
	DESKWING
**	Hardware for	940M2671	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	0439I0WJ	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	042A1092	1	**	**	Year 2002	Sept	1	~	Year 2005	Nov.	Month End
	DESKWING
**	Hardware for	HW03620342	1	**	**	Year 2002	Sept	1	~	Year 2005	Feb.	Month End
	DESKWING
**	Hardware for	935M2211	1	**	**	Year 2002	Sept	1	~	Year 2006	Jun.	Month End
	DESKWING
**	Hardware for	935M220E	1	**	**	Year 2002	Sept	1	~	Year 2006	Jun.	Month End
	DESKWING
**	Hardware for	013A0396	1	**	**	Year 2002	Sept	1	~	Year 2005	Apr.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2007	Feb.	Month End
	DESKWING
**	Hardware for	0433H10M	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	0439I0WX	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	0439H108	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	0443H10G	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	0443G14Y	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	0439G18T	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING

1. Name of Assets
					4. Total monthly
Model Name	Usage	Serial Number	2. Amount	3. Monthly leasing fee	leasing fee	6. Leasing period

**	Hardware for	935M220D	1	**	**	Year 2002	Sept	1	~	Year 2006	Jun.	Month End
	DESKWING
**	Hardware for	935M21C0	1	**	**	Year 2002	Sept	1	~	Year 2006	Jun.	Month End
	DESKWING
**	Hardware for	935M21BF	1	**	**	Year 2002	Sept	1	~	Year 2006	Jun.	Month End
	DESKWING
**	Hardware for	935M21C1	1	**	**	Year 2002	Sept	1	~	Year 2006	Jun.	Month End
	DESKWING
**	Hardware for	935M2210	1	**	**	Year 2002	Sept	1	~	Year 2006	Jun.	Month End
	DESKWING
**	Hardware for	935M220F	1	**	**	Year 2002	Sept	1	~	Year 2006	Jun.	Month End
	DESKWING
**	Hardware for	935M219F	1	**	**	Year 2002	Sept	1	~	Year 2006	Jun.	Month End
	DESKWING
**	Hardware for	935M219D	1	**	**	Year 2002	Sept	1	~	Year 2006	Jun.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2006	Jun.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2006	Jun.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2006	Jun.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2006	Jun.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2006	Jun.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2005	Jun.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	3J8S31S	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING

1. Name of Assets
					4. Total monthly
Model Name	Usage	Serial Number	2. Amount	3. Monthly leasing fee	leasing fee	6. Leasing period

**	Hardware for	4J8S31S	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	XMYXM	1	**	**	Year 2002	Sept	1	~	Year 2005	Mar.	Month End
	DESKWING
**	Hardware for	BCPS21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	JZJW31S	1	**	**	Year 2002	Sept	1	~	Year 2006	Apr.	Month End
	DESKWING
**	Hardware for	HZJW31S	1	**	**	Year 2002	Sept	1	~	Year 2006	Apr.	Month End
	DESKWING
**	Hardware for	CCPS21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2005	Sept.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2005	Sept.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2005	Jul.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2005	Sept.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	5R6S21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	FD3L601	1	**	**	Year 2002	Sept	1	~	Year 2006	Apr.	Month End
	DESKWING
**	Hardware for	JJ4D001	1	**	**	Year 2002	Sept	1	~	Year 2006	Apr.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2006	Dec.	Month End
	DESKWING

1. Name of Assets
					4. Total monthly
Model Name	Usage	Serial Number	2. Amount	3. Monthly leasing fee	leasing fee	6. Leasing period

**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2006	Dec.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2006	Dec.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2006	Dec.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2007	Jan.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2007	Jan.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2007	Jan.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2007	Jan.	Month End
	DESKWING
**	Hardware for	175N21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	F75N21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	G75N21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	7LJN21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	5LJN21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	8LJN21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	6LJN21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	9LJN21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	3LJN21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	GLJN21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	BLJN21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	C75N21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING

1. Name of Assets
					4. Total monthly
Model Name	Usage	Serial Number	2. Amount	3. Monthly leasing fee	leasing fee	6. Leasing period

**	Hardware for	D75N21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	FLJN21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	2LJN21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	6YFN21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	275N21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	51KW31S	1	**	**	Year 2002	Sept	1	~	Year 2006	Apr.	Month End
	DESKWING
**	Hardware for	61KW31S	1	**	**	Year 2002	Sept	1	~	Year 2006	Apr.	Month End
	DESKWING
**	Hardware for	71KW31S	1	**	**	Year 2002	Sept	1	~	Year 2006	Apr.	Month End
	DESKWING
**	Hardware for	81KW31S	1	**	**	Year 2002	Sept	1	~	Year 2006	Apr.	Month End
	DESKWING
**	Hardware for	91KW31S	1	**	**	Year 2002	Sept	1	~	Year 2006	Apr.	Month End
	DESKWING
**	Hardware for	B1KW31S	1	**	**	Year 2002	Sept	1	~	Year 2006	Apr.	Month End
	DESKWING
**	Hardware for	G65N21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	DLJN21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	CLJN21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	B75N21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	JKJN21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	1LJN21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	4LJN21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	J65N21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING

1. Name of Assets
					4. Total monthly
Model Name	Usage	Serial Number	2. Amount	3. Monthly leasing fee	leasing fee	6. Leasing period

**	Hardware for	7CHB31S	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	8CHB31S	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	BCMH61S	1	**	**	Year 2002	Sept	1	~	Year 2007	Jun.	Month End
	DESKWING
**	Hardware for	CCMH61S	1	**	**	Year 2002	Sept	1	~	Year 2007	Jun.	Month End
	DESKWING
**	Hardware for	2CMH61S	1	**	**	Year 2002	Sept	1	~	Year 2007	Jun.	Month End
	DESKWING
**	Hardware for	3CMH61S	1	**	**	Year 2002	Sept	1	~	Year 2007	Jun.	Month End
	DESKWING
**	Hardware for	4CMH61S	1	**	**	Year 2002	Sept	1	~	Year 2007	Jun.	Month End
	DESKWING
**	Hardware for	5CMH61S	1	**	**	Year 2002	Sept	1	~	Year 2007	Jun.	Month End
	DESKWING
**	Hardware for	6CMH61S	1	**	**	Year 2002	Sept	1	~	Year 2007	Jun.	Month End
	DESKWING
**	Hardware for	7CMH61S	1	**	**	Year 2002	Sept	1	~	Year 2007	Jun.	Month End
	DESKWING
**	Hardware for	8CMH61S	1	**	**	Year 2002	Sept	1	~	Year 2007	Jun.	Month End
	DESKWING
**	Hardware for	9CMH61S	1	**	**	Year 2002	Sept	1	~	Year 2007	Jun.	Month End
	DESKWING
**	Hardware for	034052QR	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	041540U0	1	**	**	Year 2002	Sept	1	~	Year 2005	Apr.	Month End
	DESKWING
**	Hardware for	8027DX611034	1	**	**	Year 2002	Sept	1	~	Year 2005	Nov.	Month End
	DESKWING
**	Hardware for	FAB0432V3S9	1	**	**	Year 2002	Sept	1	~	Year 2005	Jun.	Month End
	DESKWING
**	Hardware for	XRQ1K	1	**	**	Year 2002	Sept	1	~	Year 2005	Apr.	Month End
	DESKWING
**	Hardware for	H65N21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Dec.	Month End
	DESKWING
**	Hardware for	XMYXN	1	**	**	Year 2002	Sept	1	~	Year 2005	Mar.	Month End
	DESKWING

1. Name of Assets
					4. Total monthly
Model Name	Usage	Serial Number	2. Amount	3. Monthly leasing fee	leasing fee	6. Leasing period

**	Hardware for	XMYXP	1	**	**	Year 2002	Sept	1	~	Year 2005	Mar.	Month End
	DESKWING
**	Hardware for	DE30702954	1	**	**	Year 2002	Sept	1	~	Year 2005	Jul.	Month End
	DESKWING
**	Hardware for	017M3883	1	**	**	Year 2002	Sept	1	~	Year 2006	Jun.	Month End
	DESKWING
**	Hardware for	D01026381501019	1	**	**	Year 2002	Sept	1	~	Year 2007	Apr.	Month End
	DESKWING
**	Hardware for	036A0F03	1	**	**	Year 2002	Sept	1	~	Year 2005	Sept.	Month End
	DESKWING
**	Hardware for	036A0F28	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	01PC000069	1	**	**	Year 2002	Sept	1	~	Year 2004	Nov.	Month End
	DESKWING
**	Hardware for	11810	1	**	**	Year 2002	Sept	1	~	Year 2005	Sept.	Month End
	DESKWING
**	Hardware for	11809	1	**	**	Year 2002	Sept	1	~	Year 2005	Sept.	Month End
	DESKWING
**	Hardware for	8QGB31S	1	**	**	Year 2002	Sept	1	~	Year 2006	Feb.	Month End
	DESKWING
**	Hardware for	WS9921010997	1	**	**	Year 2002	Sept	1	~	Year 2004	Oct.	Month End
	DESKWING
**	Hardware for	WS9921011014	1	**	**	Year 2002	Sept	1	~	Year 2004	Oct.	Month End
	DESKWING
**	Hardware for	WS9921012040	1	**	**	Year 2002	Sept	1	~	Year 2004	Oct.	Month End
	DESKWING
**	Hardware for	442M0469	1	**	**	Year 2002	Sept	1	~	Year 2005	Feb.	Month End
	DESKWING
**	Hardware for	442M0485	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	011153	1	**	**	Year 2002	Sept	1	~	Year 2005	Jul.	Month End
	DESKWING
**	Hardware for	011152	1	**	**	Year 2002	Sept	1	~	Year 2005	Jul.	Month End
	DESKWING
**	Hardware for	611M0872	1	**	**	Year 2002	Sept	1	~	Year 2004	Dec.	Month End
	DESKWING
**	Hardware for	548M2451	1	**	**	Year 2002	Sept	1	~	Year 2004	Feb.	Month End
	DESKWING

1. Name of Assets
					4. Total monthly
Model Name	Usage	Serial Number	2. Amount	3. Monthly leasing fee	leasing fee	6. Leasing period

**	Hardware for	548M2590	1	**	**	Year 2002	Sept	1	~	Year 2004	Feb.	Month End
	DESKWING
**	Hardware for	607M3075	1	**	**	Year 2002	Sept	1	~	Year 2004	Apr.	Month End
	DESKWING
**	Hardware for	608M0257	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	551M0404	1	**	**	Year 2002	Sept	1	~	Year 2004	Dec.	Month End
	DESKWING
**	Hardware for	HW03015995	1	**	**	Year 2002	Sept	1	~	Year 2005	Sept.	Month End
	DESKWING
**	Hardware for	HW03015993	1	**	**	Year 2002	Sept	1	~	Year 2005	Sept.	Month End
	DESKWING
**	Hardware for	HW83612955	1	**	**	Year 2002	Sept	1	~	Year 2005	Feb.	Month End
	DESKWING
**	Hardware for	HW03015783	1	**	**	Year 2002	Sept	1	~	Year 2005	Sept.	Month End
	DESKWING
**	Hardware for	HW03015782	1	**	**	Year 2002	Sept	1	~	Year 2005	Sept.	Month End
	DESKWING
**	Hardware for	549M1714	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	HW75100405	1	**	**	Year 2002	Sept	1	~	Year 2005	Feb.	Month End
	DESKWING
**	Hardware for	HW82405424	1	**	**	Year 2002	Sept	1	~	Year 2005	Feb.	Month End
	DESKWING
**	Hardware for	WS0042003612	1	**	**	Year 2002	Sept	1	~	Year 2004	Oct.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2004	Jul.	Month End
	DESKWING
**	Hardware for	728M0933	1	**	**	Year 2002	Sept	1	~	Year 2004	Nov.	Month End
	DESKWING
**	Hardware for	028A097D	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	HW82809023	1	**	**	Year 2002	Sept	1	~	Year 2004	Dec.	Month End
	DESKWING
**	Hardware for	HW84314766	1	**	**	Year 2002	Sept	1	~	Year 2005	Apr.	Month End
	DESKWING
**	Hardware for	HW03015994	1	**	**	Year 2002	Sept	1	~	Year 2005	Sept.	Month End
	DESKWING

1. Name of Assets
					4. Total monthly
Model Name	Usage	Serial Number	2. Amount	3. Monthly leasing fee	leasing fee	6. Leasing period

**	Hardware for	HW04021339	1	**	**	Year 2002	Sept	1	~	Year 2005	Sept.	Month End
	DESKWING
**	Hardware for	91709763JK	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	WS9913001203	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	WS9913001192	1	**	**	Year 2002	Sept	1	~	Year 2004	Oct.	Month End
	DESKWING
**	Hardware for	607M3350	1	**	**	Year 2002	Sept	1	~	Year 2004	Jul.	Month End
	DESKWING
**	Hardware for	WS9947002025	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	WS9923005138	1	**	**	Year 2002	Sept	1	~	Year 2004	Oct.	Month End
	DESKWING
**	Hardware for	FAA0242T0MC	1	**	**	Year 2002	Sept	1	~	Year 2003	Sept.	Month End
	DESKWING
**	Hardware for	124781007	1	**	**	Year 2002	Sept	1	~	Year 2004	Aug.	Month End
	DESKWING
**	Hardware for	124781003	1	**	**	Year 2002	Sept	1	~	Year 2004	Aug.	Month End
	DESKWING
**	Hardware for	HW80800871	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	251310202	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	022A0C7E	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2005	Sept.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	HW75100302	1	**	**	Year 2002	Sept	1	~	Year 2004	Dec.	Month End
	DESKWING
**	Hardware for		1	**	**	Year 2002	Sept	1	~	Year 2004	Nov.	Month End
	DESKWING
**	A set of Personal	76p831s	1	**	**	Year 2002	Sept	1	~	Year 2005	Jan.	Month End
	Computer
	for Employee

1. Name of Assets
					4. Total monthly
Model Name	Usage	Serial Number	2. Amount	3. Monthly leasing fee	leasing fee	6. Leasing period

**	A set of Personal	7phf21s	1	**	**	Year 2002	Sept	1	~	Year 2004	Dec.	Month End
	Computer
	for Employee
**	A set of Personal	none	1	**	**	Year 2002	Sept	1	~	Year 2003	Dec.	Month End
	Computer
	for Employee
**	A set of Personal	TRPDL	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	Computer
	for Employee
**	A set of Personal	66p831s	1	**	**	Year 2002	Sept	1	~	Year 2005	Mar.	Month End
	Computer
	for Employee
**	A set of Personal	CLRY21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Jan.	Month End
	Computer
	for Employee
**	A set of Personal	none	1	**	**	Year 2002	Sept	1	~	Year 2003	Jun.	Month End
	Computer
	for Employee
**	A set of Personal	XKQ9F	1	**	**	Year 2002	Sept	1	~	Year 2004	Feb.	Month End
	Computer
	for Employee
**	A set of Personal	GS1P21S	1	**	**	Year 2002	Sept	1	~	Year 2004	Dec.	Month End
	Computer
	for Employee
**	A set of Personal	86p831s	1	**	**	Year 2002	Sept	1	~	Year 2005	Feb.	Month End
	Computer
	for Employee
**	A set of Personal	TRPDN	1	**	**	Year 2002	Sept	1	~	Year 2003	Aug.	Month End
	Computer
	for Employee
**	A set of Personal	LJYA006712	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	Computer
	for Employee

1. Name of Assets
					4. Total monthly
Model Name	Usage	Serial Number	2. Amount	3. Monthly leasing fee	leasing fee	6. Leasing period

**	A set of Personal	0CKSA02180	1	**	**	Year 2002	Sept	1	~	Year 2004	Feb.	Month End
	Computer for
	Employee
**	A set of Personal	0CKSA02188	1	**	**	Year 2002	Sept	1	~	Year 2004	Feb.	Month End
	Computer
	for Employee
**	A set of Personal	9JKSA 11228	1	**	**	Year 2002	Sept	1	~	Year 2002	Feb.	Month End
	Computer
	for Employee
**	A set of Personal	9JKSA 10942	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	Computer
	for Employee
**	A set of Personal	qt0362q7k35	1	**	**	Year 2002	Sept	1	~	Year 2004	Sept.	Month End
	Computer
	for Employee
**	A set of Personal	28988000/1514859	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	Computer
	for Employee
**	A set of Personal	9PHF21S	1	**	**	Year 2002	Sept	1	~	Year 2004	Nov.	Month End
	Computer
	for Employee
**	A set of Personal	4GY921S	1	**	**	Year 2002	Sept	1	~	Year 2004	Nov.	Month End
	Computer
	for Employee
**	A set of Personal	GHY921S	1	**	**	Year 2002	Sept	1	~	Year 2004	Nov.	Month End
	Computer
	for Employee
**	A set of Personal		1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	Computer
	for Employee
**	A set of Personal	J16X11S	1	**	**	Year 2002	Sept	1	~	Year 2004	Nov.	Month End
	Computer
	for Employee

1. Name of Assets
					4. Total monthly
Model Name	Usage	Serial Number	2. Amount	3. Monthly leasing fee	leasing fee	6. Leasing period

**	A set of Personal	2PHF21S	1	**	**	Year 2002	Sept	1	~	Year 2004	Nov.	Month End
	Computer
	for Employee
**	A set of Personal	3T1P21S	1	**	**	Year 2002	Sept	1	~	Year 2004	Dec.	Month End
	Computer
	for Employee
**	A set of Personal	TSJBN	1	**	**	Year 2002	Sept	1	~	Year 2003	Sept.	Month End
	Computer
	for Employee
**	A set of Personal	126x11s	1	**	**	Year 2002	Sept	1	~	Year 2005	Mar.	Month End
	Computer
	for Employee
**	A set of Personal	xqj5k	1	**	**	Year 2002	Sept	1	~	Year 2004	Apr.	Month End
	Computer
	for Employee
**	A set of Personal	2MRY21S	1	**	**	Year 2002	Sept	1	~	Year 2005	Jan.	Month End
	Computer
	for Employee
**	A set of Personal	G6JH21S	1	**	**	Year 2002	Sept	1	~	Year 2004	Nov.	Month End
	Computer
	for Employee
**	A set of Furniture		16	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
**	A set of Furniture		12	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
**	Hardware for	029905F8	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	031a1384	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	031a137b	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug.	Month End
	DESKWING
**	Hardware for	031a1381	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug	Month End
	DESKWING
**	Hardware for	031a1389	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug	Month End
	DESKWING

1. Name of Assets
					4. Total monthly
Model Name	Usage	Serial Number	2. Amount	3. Monthly leasing fee	leasing fee	6. Leasing period

**	Hardware for	031a1377	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug	Month End
	DESKWING
**	Hardware for	031a137e	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug	Month End
	DESKWING
**	Hardware for	013a0393	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug	Month End
	DESKWING
**	Hardware for	025a078c	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug	Month End
	DESKWING
**	Hardware for	03690fif	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug	Month End
	DESKWING
**	Hardware for	945a2614	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug	Month End
	DESKWING
**	Hardware for	036a0f24	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug	Month End
	DESKWING
**	Hardware for	036a0f23	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug	Month End
	DESKWING
**	Hardware for	036A0F22	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug	Month End
	DESKWING
**	Hardware for	036a0f29	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug	Month End
	DESKWING
**	Hardware for	031a1376	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug	Month End
	DESKWING

1. Name of Assets
4. Total monthly
Model Name	Usage	Serial Number	2. Amount	3. Monthly leasing fee	leasing fee	6. Leasing period

**	Hardware for	031a1380	1	**	**	Year 2002	Sept	1	~	Year 2005	Aug	Month End
DESKWING

	Total amount				JPY -
	Consumption Tax				JPY -

5.Payment deadline 30th day of month following month of use	7.Delivery Place and Method Location/method specified by Crayfish